EXHIBIT 10.169

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND AMERICAN REAL ESTATE TRUST, INC., a Maryland corporation, (“Assignee”) all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement [Portfolio #2] (the “Purchase Agreement”) by and between INLAND REAL ESTATE ACQUISITIONS, INC., (“Buyer”), and SUNTRUST BANK, a Georgia banking corporation, (“Seller”), dated October 17,  2007, as amended, with respect to the purchase and sale of those certain parcel(s) of land more fully defined on Exhibit A, attached hereto (the “Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Properties.  The Assignor acknowledges and agrees that notwithstanding the foregoing the Assignor is not released from any of its obligations under the Purchase Agreement.

This Assignment is effective as of the 17th day of March, 2008.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
	Its:	President

ASSIGNEE:	INLAND AMERICAN REAL ESTATE TRUST,
INC., a Maryland corporation

	By:	/s/ Marcia Grant
Marcia Grant
	Its:	Assistant Secretary

Exhibit A

Pool	Prop. ID	Property Name	Address	City	State	Zip	County	Bldg SF
3	FL00316	East Lake Woodlands Office	3500 East Lake Road	Palm Harbor	FL	34685	Pinellas	2,500
3	FL00322	Largo Office	3705 East Bay Drive	Largo	FL	34641	Pinellas	2,400
3	FL00984	Lynn Haven Office	700 Florida Avenue	Lynn Haven	FL	32444	Bay	6,600
3	FL01015	Sebring North Branch	3601 U.S. Highway 27 North	Sebring	FL	33870	Highlands	3,392
3	FL01050	Flagler Beach Branch	323 Moody Boulevard	Flagler Beach	FL	32136	Flagler	3,722
3	FL01225	Zephyrhills North Office	7344 Gall Boulevard	Zephyrhills	FL	34668	Pasco	4,268
3	FL01241	22nd Avenue North Office	2116 4th Street North	St. Petersburg	FL	33704	Pinellas	3,694
3	FL01305	San Carlos	18875 South Tamiami Trail	Fort Myers	FL	33912	Lee	2,764
3	FL01340	Westland Office	1740 West 49th Street	Hialeah	FL	33012	Dade	6,668
3	FL01356	North 49th Street Branch	11701 49th Street North	Clearwater	FL	33762	Pinellas	2,629
11	FL00154	ST Plaza Gainesville	5080 Newberry Road	Gainesville	FL	32607	Alachua	12,933
11	FL00201	South Port Office	10575 South U.S. Highway 1	Port St. Lucie	FL	34952	St. Lucie	3,200
11	FL00271	Timber Pines Office	2356 Commercial Way	Spring Hill	FL	34606	Hernando	4,778
11	FL01024	Plantation Square Branch	5441 North Socrum Loop Road	Lakeland	FL	33809-4274	Polk	3,425
11	FL01045	Orange Camp Branch	2595 South Woodland Boulevard	Deland	FL	32720	Volusia	4,200
11	FL01200	Suntree Branch	3303 Suntree Boulevard	Melbourne	FL	32940	Brevard	3,638
11	FL01242	Oakhurst Office	9130 Oakhurst Road	Seminole	FL	34646	Pinellas	2,933